UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): January 27, 2005
                                                       ----------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-19603                                   06-1242753
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     (Commission File Number)             (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Principal Officers; Election of
                ---------------------------------------------------------
                Directors; Appointment of Principal Officers.
                ---------------------------------------------

     (b) On January 27, 2005, David M. Tolley resigned from the Board of Directors of Centennial.

     (d) Effective January 27, 2005, Centennial's Board of Directors appointed Scott N. Schneider to fill the vacancy resulting from Mr. Tolley's resignation. The Board of Directors also appointed Robert D. Reid to serve on the Compensation Committee to replace Mr. Tolley. Mr. Schneider was designated by The Blackstone Group in accordance with Centennial's first amended and restated stockholders agreement. Except for the foregoing, there are no arrangements or understandings between Mr. Schneider and any other persons pursuant to which Mr. Schneider was selected as a director. There is no information with respect to Mr. Schneider required to be disclosed by Item 404(a) of Regulation S-K.

A copy of  Centennial's  press release with respect to the foregoing is filed as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

     (c)          Exhibits.

                  99.1 Press release of Centennial Communications Corp. dated January 31, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:   /s/ Tony L. Wolk
                                          --------------------------------------
Date:  January 31, 2005                   Tony L. Wolk
                                          Senior Vice President, General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1     Press release of Centennial Communications Corp. dated January 31, 2005


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